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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): JANUARY 30, 2003



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)



         TEXAS                       000-24677                   76-0306721
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)



          5151 SAN FELIPE, 25TH FLOOR
                 HOUSTON, TEXAS                                     77056
    (Address of Principal Executive Offices)                      (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000


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ITEM 5. OTHER EVENTS.

      On January 30, 2003, BindView Development Corporation ("BindView" or the "Company") issued a press release announcing financial results for the quarter and year ended December 31, 2002; the appointment of Robert D. Repass as a member of the Board of Directors; the Company's current estimates of revenues and earnings for 2003; and the Company's upcoming conference call and Webcast. A copy of the press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

        99.1   Press Release dated January 30, 2003.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BINDVIEW DEVELOPMENT CORPORATION

Dated: February 3, 2003                     By:  /s/ EDWARD L. PIERCE
                                                ---------------------------
                                                     Edward L. Pierce,
                                                   Senior Vice President
                                                and Chief Financial Officer


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                                 EXHIBIT INDEX


             99.1     Press Release dated January 30, 2003.